                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                              ING PRIME RATE TRUST
                (Name of Registrant as Specified in Its Charter)

  ____________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

________________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________
(5)  Total fee paid:

________________________________________________________________________________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

________________________________________________________________________________
(2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________
(3)  Filing Party:

________________________________________________________________________________
(4)  Date Filed:

                              ING PRIME RATE TRUST

                         7337 E. DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                  May 18, 2006

Dear Shareholder:

     On behalf of the Board of Trustees of ING Prime Rate Trust (the "Trust"), we are pleased to invite you to the annual meeting of shareholders (the "Annual Meeting"), to be held at 10:00 a.m., Local time, on June 14, 2006 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

     At the Annual Meeting, you will be asked to consider and vote on the following matters:

     1. To elect ten members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

     2. To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares - Series M, T, W, TH and F of the Trust - until the election and qualification of their successors.

     Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote "FOR" each of the proposals. We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

     We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.

                                        Sincerely,


                                        /s/ James M. Hennessy
                                        ----------------------------------------
                                        James M. Hennessy
                                        President and Chief Executive Officer

                      (This page intentionally left blank)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              ING PRIME RATE TRUST

To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the "Annual Meeting") of ING Prime Rate Trust (the "Trust") will be held at 10:00 a.m., Local time, on June 14, 2006, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

     1. To elect ten members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

     2. To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares - Series M, T, W, TH and F of the Trust - until the election and qualification of their successors.

     3. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Annual Meeting.

               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                      YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on March 30, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

                                        By Order of the Board of Trustees,


                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr.
                                        Secretary

                                        May 18, 2006

                      YOUR VOTE IS IMPORTANT REGARDLESS OF
                          THE NUMBER OF SHARES YOU OWN.
              PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
               YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

                                PROXY STATEMENT
                              ING PRIME RATE TRUST

                                  MAY 18, 2006

                           TOLL-FREE: (800) 992-0180
                         7337 E. DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 14, 2006

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees (the "Board") of ING Prime Rate Trust (the "Trust") is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about May 18, 2006 to you and all other shareholders. The Board is soliciting your vote for the annual meeting of shareholders of the Trust (the "Annual Meeting").

     The words "you" and "your" are used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

WHAT ARE THE PROPOSALS AND WHO CAN VOTE ON EACH PROPOSAL?

     The following table gives a brief description of each Proposal and indicates which class of shares is being solicited with respect to each Proposal to be considered at the Annual Meeting.

                                                         HOLDERS OF   HOLDERS OF
                                                           COMMON      PREFERRED
PROPOSAL                                                   SHARES       SHARES
--------                                                 ----------   ----------
1.   To elect ten members of the Board to represent          Yes          No
     the interests of the holders of Common Shares of
     the Trust until the election and qualification of
     their successors.

2.   To elect two members of the Board to represent          No           Yes
     the interests of the holders of the Auction Rate
     Cumulative Preferred Shares - Series M, T, W, TH
     and F of the Trust - until the election and
     qualification of their successors.

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Trust. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one Proxy Ballot--because you have the right to vote on the important Proposals concerning your investment in the Trust.

WHO IS ELIGIBLE TO VOTE?

     Shareholders who owned shares in the Trust at the close of business on March 30, 2006 (the "Record Date") are eligible to vote. As of the Record Date, the Trust had 162,433,560.641 Common Shares outstanding. As of the Record Date, the Trust had the following Auction Rate Cumulative Preferred Shares ("Preferred Shares") outstanding: 3,600 shares of Series M; 3,600 shares of Series T; 3,600 shares of Series W; 3,600 shares of Series TH and 3,600 shares of Series F. Each Common Share is entitled to one vote on Proposal 1. Each Preferred Share is entitled to one vote on Proposal 2. To the best of the Trust's knowledge, as of March 30, 2006, no person owned beneficially more than 5% of any class of shares of the Trust.

HOW DO I VOTE?

     Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope or by attending the Annual Meeting in person and voting. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ING Investments, LLC ("Adviser") (Address: 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2034), the investment adviser to the Trust, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. If a shareholder wishes to participate in the Annual Meeting, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend in person.

WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

     The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 14, 2006, at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed Proxy Ballot bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

     The Trust will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing and vote tabulation expenses, legal fees, and out of pocket expenses.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE TRUST?

     COPIES OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2006 AND THE TRUST'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED AUGUST 31, 2005 ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO: THE ING FUNDS, 7337 E. DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA, 85258-2034, ATTENTION: LITERATURE FULFILLMENT, OR BY CALLING 1-800-992-0180. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL AND SEMI-ANNUAL REPORTS.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                   PROPOSAL 1

                     ELECTION OF TRUSTEES -- COMMON SHARES

WHAT IS THE PROPOSAL?

     The Board has nominated ten individuals for election to the Board as Trustees of the Common Shares (the "Common Nominees"). Holders of Common Shares are asked to elect the Common Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Common Nominee is set forth below. All of the Common Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if elected by holders of Common Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE COMMON NOMINEES?

     The Board nominated ten individuals as Trustees of the Common Shares of the Trust, including eight of the individuals who currently serve as Trustees of the Common Shares of the Trust, one of the individuals who currently serves as a Trustee of the Preferred Shares of the Trust and one new nominee. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Common Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Common Nominees.

WHAT IS THE REQUIRED VOTE?

     The affirmative vote of a plurality of the Common Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Common Nominee to the Board. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement and there is no cumulative voting for the election of Trustees.

WHO ARE THE COMMON NOMINEES?

     For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

                                 John V. Boyer
                              Patricia W. Chadwick
                               J. Michael Earley
                             R. Barbara Gitenstein
                                Patrick W. Kenny
                                Shaun P. Mathews
                                 Walter H. May
                               Sheryl K. Pressler
                               David W.C. Putnam
                                 John G. Turner

     The persons named as proxies will vote for election of each of these Common Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot. If any or all of the Common Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Trust's Agreement and Declaration of Trust dated December 2, 1987, as amended (the "Declaration").

     No Common Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Common Nominee have an interest materially adverse to the Trust.

     The following table sets forth information concerning the Common Nominees. The address for each Common Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                        TERM OF                                        NUMBER OF
                                      OFFICE AND                                     PORTFOLIOS IN
                         POSITION(S)   LENGTH OF                                      FUND COMPLEX      OTHER DIRECTORSHIPS/
                          HELD WITH      TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY           TRUSTEESHIPS
      NAME AND AGE          TRUST     SERVED(1)        DURING THE PAST 5 YEARS         TRUSTEE(2)          HELD BY TRUSTEE
      ------------       -----------  ----------       -----------------------       -------------      --------------------
INDEPENDENT TRUSTEES
JOHN V. BOYER              Trustee    January     President and Chief Executive      174            None.
                                      2005 -      Officer, Franklin and Eleanor
Age: 52                               Present     Roosevelt Institute (March 2006
                                                  - Present). Formerly,
                                                  Executive Director, The Mark
                                                  Twain House & Museum(3)
                                                  (September 1989 - November 2005).

                                        TERM OF                                        NUMBER OF
                                      OFFICE AND                                     PORTFOLIOS IN
                         POSITION(S)   LENGTH OF                                      FUND COMPLEX      OTHER DIRECTORSHIPS/
                          HELD WITH      TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY           TRUSTEESHIPS
      NAME AND AGE          TRUST     SERVED(1)        DURING THE PAST 5 YEARS         TRUSTEE(2)          HELD BY TRUSTEE
      ------------       -----------  ----------       -----------------------       -------------      --------------------
PATRICIA W. CHADWICK(4)    Trustee    January     Consultant and President of        174            None.
                                      2006 -      self-owned company, Ravengate
Age: 57                               Present     Partners LLC (January 2000 -
                                                  Present).

J. MICHAEL EARLEY          Trustee    February    President and Chief Executive      174            None.
                                      2002 -      Officer, Bankers Trust Company,
Age: 61                               Present     N.A. (June 1992 - Present).

R. BARBARA GITENSTEIN      Trustee    February    President, College of New          174            None.
                                      2002 -      Jersey (January 1999 -
Age: 58                               Present     Present).

PATRICK W. KENNY           Trustee    January     President and Chief Executive      174            Assured Guaranty Ltd.
                                      2005 -      Officer, International                            (November 2003 - Present).
Age: 63                               Present     Insurance Society (June 2001 -
                                                  Present).

WALTER H. MAY              Trustee    November    Retired.                           174            BestPrep (September 1991 -
                                      1999 -                                                        Present).
Age: 69                               Present

                                        TERM OF                                        NUMBER OF
                                      OFFICE AND                                     PORTFOLIOS IN
                         POSITION(S)   LENGTH OF                                      FUND COMPLEX      OTHER DIRECTORSHIPS/
                          HELD WITH      TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY           TRUSTEESHIPS
      NAME AND AGE          TRUST     SERVED(1)        DURING THE PAST 5 YEARS         TRUSTEE(2)          HELD BY TRUSTEE
      ------------       -----------  ----------       -----------------------       -------------      --------------------
SHERYL K. PRESSLER(4)      Trustee    January     Consultant (May 2001 -             174            Stillwater Mining Company
                                      2006 -      Present).  .                                      (May 2002 - Present);
Age: 55                               Present                                                       California HealthCare
                                                                                                    Foundation (June 1999 -
                                                                                                    Present); and
                                                                                                    Romanian-American Enterprise
                                                                                                    Fund (February 2004 -
                                                                                                    Present).

DAVID W.C. PUTNAM          Trustee    November    President and Director, F.L.       174            Principled Equity Market
                                      1999 -      Putnam Securities Company, Inc.                   Trust (December 1996 -
Age: 66                               Present     (June 1978 - Present).                            Present); and Asian American
                                                                                                    Bank and Trust Company (June
                                                                                                    1992 - Present).

Trustees who are "Interested Persons"

SHAUN P. MATHEWS(5)        Trustee    N/A         President, ING USFS Mutual         0(6)           The Mark Twain House &
                                                  Funds and Investment Products                     Museum (September 2002 -
Age: 50                                           (October 2004 - Present).                         Present); Connecticut Forum
                                                  Formerly, CMO, ING USFS (April                    (May 2002 - Present);

                                        TERM OF                                        NUMBER OF
                                      OFFICE AND                                     PORTFOLIOS IN
                         POSITION(S)   LENGTH OF                                      FUND COMPLEX      OTHER DIRECTORSHIPS/
                          HELD WITH      TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY           TRUSTEESHIPS
      NAME AND AGE          TRUST     SERVED(1)        DURING THE PAST 5 YEARS         TRUSTEE(2)          HELD BY TRUSTEE
      ------------       -----------  ----------       -----------------------       -------------      --------------------
                                                  2002 - October 2004), and Head                    Capital Community College
                                                  of Rollover/Payout (October                       Foundation (February 2002 -
                                                  2001 - December 2003).                            Present); ING Services
                                                                                                    Holding Company, Inc. (May
                                                                                                    2000 - Present); Southland
                                                                                                    Life Insurance Company (June
                                                                                                    2002 - Present); and ING
                                                                                                    Capital Corporation, LLC,
                                                                                                    ING Funds Distributor, LLC,
                                                                                                    ING Funds Services, LLC, ING
                                                                                                    Investments, LLC and ING
                                                                                                    Pilgrim Funding, Inc. (March
                                                                                                    2006 - Present).

JOHN G. TURNER(5)          Trustee    September   Retired.  Formerly, Vice           174            Hormel Foods Corporation
                                      2000 -      Chairman of ING Americas                          (March 2000 - Present);
Age: 66                               Present     (September 2000 - January                         ShopKo Stores, Inc. (August
                                                  2002); Director of ReliaStar                      1999 - Present); and
                                                  Life Insurance                                    Conseco,

                                        TERM OF                                        NUMBER OF
                                      OFFICE AND                                     PORTFOLIOS IN
                         POSITION(S)   LENGTH OF                                      FUND COMPLEX      OTHER DIRECTORSHIPS/
                          HELD WITH      TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY           TRUSTEESHIPS
      NAME AND AGE          TRUST     SERVED(1)        DURING THE PAST 5 YEARS         TRUSTEE(2)          HELD BY TRUSTEE
      ------------       -----------  ----------       -----------------------       -------------      --------------------
                                                  Company of New York (April  1975                  Inc. (September 2003 -
                                                  - December 2001); and  Chairman                   Present).
                                                  and Trustee of the  Northstar
                                                  affiliated  investment companies
                                                  (May 1993 - December 2001).

----------
(1) Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirment date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Senior Income Fund; USLICO Series Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING VP Natural Resources Trust. The number of Funds in the Fund Complex is as of February 28, 2006.

(3) Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)  Commenced service as a Trustee on January 18, 2006.

(5) Messrs. Mathews and Turner are "interested persons" of the Trust, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor LLC.

(6) Mr. Mathews is also being considered for election to the Boards of Trustees of ING Global Advantage and Premium Opportunity Fund and ING Global Equity Dividend and Premium Opportunity Fund at their respective annual shareholder meetings. In the event that the shareholders of each Fund, including the Fund subject to this Proxy, vote to elect Mr. Mathews to their Boards of Trustees, Mr. Mathews will oversee 3 Funds in the "Fund Complex."

     Richard A. Wedemeyer is also currently a member of the Trust's Board of Trustees. However, pursuant to the retirement policy adopted by the Board, Mr. Wedemeyer will retire as a Trustee on May 25, 2006 and is not being considered for election as a Trustee of the Trust. The following table sets forth information concerning Mr. Wedemeyer. The address for Mr. Wedemeyer is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                      TERM OF                                 NUMBER OF
                                       OFFICE            PRINCIPAL           PORTFOLIOS         OTHER
                                        AND            OCCUPATION(S)           IN FUND     DIRECTORSHIPS/
                       POSITION(S)     LENGTH              DURING              COMPLEX      TRUSTEESHIPS
                        HELD WITH     OF TIME             THE PAST           OVERSEEN BY       HELD BY
NAME AND AGE              TRUST      SERVED(1)            5 YEARS             TRUSTEE(2)       TRUSTEE
------------           -----------   ---------   -------------------------   -----------   --------------
INDEPENDENT TRUSTEE

RICHARD A. WEDEMEYER   Trustee       February    Retired.                        174       American
                                     2001 -      Formerly, Vice                            Independence
Age: 70                              Present     President-Finance and                     Funds Trust
                                                 Administration, The                       (July 2005 -
                                                 Channel Corporation, an                   Present).
                                                 importer of specialty
                                                 aluminum alloys in
                                                 semi-fabricated form
                                                 (June 1996 - April 2002).

----------
(1) Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirment date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual

     Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Senior Income Fund; USLICO Series Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING VP Natural Resources Trust. The number of Funds in the Fund Complex is as of February 28, 2006.

     Please read the section "Further Information About the Trustees and Officers" starting on page 15 of this Proxy Statement before voting on this Proposal 1.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

     The Board recommends that shareholders vote "FOR" the election of each of the Common Nominees to the Board subject to their terms commencing and continuing as described above. If any of the Common Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

                                   PROPOSAL 2

                    ELECTION OF TRUSTEES -- PREFERRED SHARES

WHAT IS THE PROPOSAL?

     The Board has nominated two individuals for election to the Board as Trustees of the Preferred Shares (the "Preferred Nominees"). Holders of Preferred Shares are asked to elect the Preferred Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Preferred Nominee is set forth below. Both Preferred Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if elected by holders of Preferred Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE PREFERRED NOMINEES?

     The Board nominated two individuals as Trustees of the Preferred Shares, including one of the individuals who currently serves as Trustee of the Preferred Shares of the Trust and one of the individuals who currently serves as a Trustee of the Common Shares of the Trust. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Preferred Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Preferred Nominees.

WHAT IS THE REQUIRED VOTE?

     The affirmative vote of a plurality of the Preferred Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Preferred Nominee to the Board. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement and there is no cumulative voting for the election of Trustees.

WHO ARE THE PREFERRED NOMINEES?

     For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

                                   Jock Patton
                                Roger B. Vincent

     The persons named as proxies will vote for election of each of these Preferred Nominees unless you withhold authority to vote for either or both of them on the enclosed Proxy Ballot. If any or both of the Preferred Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Declaration.

     Neither Preferred Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does either Preferred Nominee have an interest materially adverse to the Trust.

     The following table sets forth information concerning the Preferred Nominees. The address for each Preferred Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                      TERM OF                                 NUMBER OF
                                       OFFICE            PRINCIPAL           PORTFOLIOS         OTHER
                                        AND            OCCUPATION(S)           IN FUND      DIRECTORSHIPS/
                       POSITION(S)     LENGTH              DURING              COMPLEX       TRUSTEESHIPS
                        HELD WITH     OF TIME             THE PAST           OVERSEEN BY       HELD BY
NAME AND AGE              TRUST      SERVED(1)            5 YEARS             TRUSTEE(2)       TRUSTEE
------------           -----------   ---------   -------------------------   -----------   ---------------
INDEPENDENT TRUSTEES

JOCK PATTON            Chairman      August      Private Investor (June          174       JDA Software
                       and Trustee   1995 -      1997 - Present).                          Group, Inc.
Age: 60                              Present     Formerly, Director and                    (January 1999 -
                                                 Chief Executive Officer,                  Present); and
                                                 Rainbow Multimedia Group,                 Swift
                                                 Inc. (January 1999 -                      Transportation
                                                 December 2001).                           Co.(March 2004 -
                                                                                           Present).

ROGER B. VINCENT       Trustee       February    President, Springwell           174       AmeriGas
                                     2002 -      Corporation, a                            Propane, Inc.
Age: 60                              Present     privately-held corporate                  (January 1998 -
                                                 finance advisory firm                     Present); and
                                                 (March 1989 - Present).                   UGI Corporation
                                                                                           (February 2006-
                                                                                           Present).

----------
(1) Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Senior Income Fund; USLICO Series Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING VP Natural Resources Trust. The number of Funds in the Fund Complex is as of February 28, 2006.

     Please read the section "Further Information About the Trustees and Officers" starting on page 15 of this Proxy Statement before voting on this Proposal 2.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

     The Board recommends that shareholders vote "FOR" the election of each of the Preferred Nominees to the Board subject to their terms commencing and continuing as described above. If shareholders do not elect either of the Preferred Nominees, the current Trustees may consider other courses of action.

              FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

HOW LONG WILL THE TRUSTEES SERVE ON THE BOARD?

     Trustees are considered for election by shareholders on an annual basis and generally hold office until their successors are elected and qualified. A Trustee may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of the applicable class of the Trust. In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. A further extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

DO THE TRUSTEES OWN SHARES OF THE TRUST OR CERTAIN AFFILIATED ENTITIES?

     To the best of the Trust's knowledge, as of March 30, 2006 no Trustee owned 1% or more of the outstanding shares of any class of shares of the Trust, and the Trustees and Executive Officers of the Trust owned, as a group, less than 1% of the shares of each class of the Trust.

     The following table sets forth information regarding the dollar range of equity securities of the Trust and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of December 31, 2005.

                                                                  Aggregate Dollar Range of
                                                                   Equity Securities in all
                                                                    Registered Investment
                                                                    Companies Overseen by
                                         Dollar Range of Equity      Trustee in Family of
Name of Trustee                         Securities in the Trust      Investment Companies
---------------                         -----------------------   -------------------------
INDEPENDENT TRUSTEES

John V. Boyer                                     $0                         $0
Patricia W. Chadwick                              $0                         $0
J. Michael Earley                                 $0                 $50,001 - $100,000
R. Barbara Gitenstein                             $0                 $50,001 - $100,000
Patrick W. Kenny                                  $0                $10,001 - $50,000(1)
Walter H. May                                     $0                    Over $100,000
Jock Patton                                $10,001 - $50,000            Over $100,000
Sheryl K. Pressler                                $0                         $0
David W. C. Putnam                           Over $100,000              Over $100,000
Roger B. Vincent                                  $0                  Over $100,000 and
                                                                    $10,001 - $50,000(1)
Richard A. Wedemeyer(2)                    $10,001 - $50,000         $50,001 - $100,000

TRUSTEES WHO ARE "INTERESTED PERSONS"

Shaun P. Mathews                                  $0                $10,001 - $50,000 and
                                                                      Over $100,000(3)
John G. Turner                               Over $100,000              Over $100,000

----------
(1)  Held in a deferred compensation account.

(2) Pursuant to the retirement policy adopted by the Board, Mr. Wedemeyer will retire as a Trustee on May 25, 2006 and is not being considered for election as a Trustee of the Trust.

(3)  Held in a deferred compensation account and/or a 401(k) account.

     As of December 31, 2005, none of the Independent Trustees or their immediate family members owned any shares of the Trust's investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies).

WHAT ARE THE COMMITTEES OF THE BOARD?

     Although listed as a member of certain Committees, Mr. Wedemeyer will retire as a Trustee on May 25, 2006, pursuant to the retirement policy adopted by the Board, and is not being considered for election as a Trustee of the Trust.

Following Mr. Wedemeyer's retirement, the affected Committees will continue to operate with the members discussed below. No changes to the composition of any Committee is contemplated at this time.

     AUDIT COMMITTEE. The Audit Committee operates pursuant to a Charter approved by the Board, a copy of which is attached as Appendix 1. The Charter sets forth the responsibilities of the Audit Committee. The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust's audit, the Trust's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five (5)
Trustees: Messrs. Earley, Kenny, Putnam, and Vincent and Ms. Pressler, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act. Mr. Earley serves as Chairperson of the Audit Committee and Mr. Kenny has been designated as the Audit Committee's financial expert under the Sarbanes-Oxley Act. During the fiscal year ended February 28, 2006, the Audit Committee held five (5) meetings.

     AUDIT COMMITTEE REPORT: As part of its oversight of the Trust's financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP ("KPMG"), the Trust's independent auditor, the Trust's financial statements for the fiscal year ended February 28, 2006. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed KPMG's independence with KPMG. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Trust's and the Audit Committee's policies restricting KPMG from performing services that might impair their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 28, 2006, be included in the Trust's Annual Report to shareholders. The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2007.

     VALUATION, PROXY AND BROKERAGE COMMITTEE. The Board has a Valuation, Proxy and Brokerage Committee whose functions include, among others, reviewing the determination of the value of securities held by the Trust for which market quotations are not readily available, overseeing management's administration of proxy voting and overseeing the effectiveness of the Adviser's compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee operates pursuant to a Charter approved by the Board. The Valuation, Proxy and Brokerage Committee currently consists of six (6) Independent
Trustees: Messrs. Boyer, May, Patton, and Wedemeyer, Ms. Chadwick and Dr. Gitenstein. Mr. May serves as Chairperson of the Valuation, Proxy and Brokerage Committee. During the fiscal year ended February 28, 2006, the Valuation, Proxy and Brokerage Committee held four (4) meetings.

     EXECUTIVE COMMITTEE. The Board has an Executive Committee whose function is to act on behalf of the full Board between Board meetings when necessary. The Executive Committee currently consists of two (2)
Independent Trustees and one (1) Trustee who is an "interested person" of the Trust, as defined in the 1940 Act: Messrs. Patton, Turner and Vincent.
Mr. Patton serves as Chairperson of the Executive Committee. During the fiscal year ended February 28, 2006, the Executive Committee held two (2) meetings.

     NOMINATING AND GOVERNANCE COMMITTEE. The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Nominating and Governance Committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

     In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Trust's Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. For further details regarding the Nominating and Governance Committee's criteria for evaluating nominees please refer to the Nominating and Governance Committee's Charter which is attached as Appendix 2.

     The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust's Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.

     During the fiscal year ended February 28, 2006, the Nominating and Governance Committee, pursuant to its Charter, engaged the services of Higdon Partners, a professional recruiting firm, to assist the Nominating and Governance Committee in identifying and evaluating two potential candidates to serve on the Board.

     The Nominating and Governance Committee currently consists of five
(5) Trustees: Dr. Gitenstein and Messrs. Kenny, May, Patton and Vincent, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act. Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee which operates pursuant to a Charter approved by the Board, a copy of which is attached as Appendix 2. The Charter is not available on the Trust's website. The Nominating and Governance Committee held seven (7) meetings during the fiscal year ended February 28, 2006.

     INVESTMENT REVIEW COMMITTEE. The Board has established an Investment Review Committee whose function is to monitor the investment performance of the Trust and to make recommendations to the Board with respect to the Trust. The Investment Review Committee for the international, balanced and fixed-income funds currently consists of six (6) Independent Trustees:
Messrs. Boyer, May, Patton, and Wedemeyer, Ms. Pressler and Dr. Gitenstein. Mr. Boyer serves as Chairperson of the International/Balanced/Fixed-Income Investment Review Committee. The International/Balanced/Fixed-Income Investment Review Committee operates pursuant to a Charter approved by the Board. During the fiscal year ended February 28, 2006, the International/Balanced/Fixed-Income Investment Review Committee held six (6) meetings.

     COMPLIANCE COMMITTEE. The Board has established a Compliance Committee for the purpose of coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Trust. The Compliance Committee facilitates information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee operates pursuant to a Charter approved by the Board. The Compliance

Committee currently consists of five (5) Independent Trustees: Messrs. Boyer, Earley, Kenny, Patton and Putnam. Mr. Kenny serves as Chairperson of the Compliance Committee. During the fiscal year ended February 28, 2006, the Compliance Committee held seven (7) meetings.

     CONTRACTS COMMITTEE. The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds, including the Trust. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees;
(3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of seven (7) Independent
Trustees: Messrs. Boyer, Kenny, May, Patton and Vincent, and Mses. Chadwick and Pressler. Mr. Vincent serves as Chairperson of the Contracts Committee. The Contracts Committee held eight (8) meetings during the fiscal year ended February 28, 2006.

HOW OFTEN DOES THE BOARD MEET?

     The Board currently conducts regular meetings eight (8) times a year. The Audit and the Valuation, Proxy and Brokerage Committees meet regularly four (4) times per year, the Investment Review Committee meets regularly six (6) times a year, the Contracts Committee meets regularly seven (7) times a year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended February 28, 2006, the Board held nine (9) meetings, including regularly scheduled and special meetings. No Trustee attended less than 75% of the Trust's Board meetings or meetings of Committees on which a Trustee served.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the

Board, and receives a fee that consists of an annual retainer and a meeting fee component.

     The Trust currently pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mr. Patton, as Chairperson, receives an additional annual retainer of $30,000); (ii) an additional annual retainer of $20,000 each to the Audit Committee and the Investment Review Committee Chairpersons; (iii) an additional retainer of $15,000 to the Contracts Committee Chairperson; (iv) an additional retainer of $10,000 each to the Valuation, Proxy and Brokerage Committee and Compliance Committee Chairpersons; (v) an additional retainer of $10,000 to the Nominating and Governance Committee Chairperson (the Chairperson of the Nominating and Governance Committee is paid on a quarterly basis and only if the Committee has been active. The compensation per quarter to the Chairperson is $2,500, which, if the Committee has been active for all four quarters, will result in the Chairperson receiving the full annual retainer of $10,000.); (vi) $7,000 for each in-person meeting of the Board; (vii) $3,000 for attendance at any Committee meeting; (viii) $1,000 for meeting attendance as a chairperson; (ix) $2,000 per telephonic meeting; and (x) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets as a percentage of the average net assets of all the Funds managed by the Adviser and its affiliates for which the Trustees serve in common as Directors/Trustees.

     The Trustees who are "interested persons" of the Trust receive no compensation from the Trust.

     The following table has been provided to the Trust by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Trust's fiscal year ended February 28, 2006 for service on the Boards of the ING Funds complex.

                                            PENSION OR                       TOTAL
                                            RETIREMENT                   COMPENSATION
                                             BENEFITS      ESTIMATED      FROM TRUST
                                            ACCRUED AS       ANNUAL        AND FUND
                               AGGREGATE      PART OF       BENEFITS        COMPLEX
                             COMPENSATION      TRUST          UPON          PAID TO
NAME OF TRUSTEE               FROM TRUST     EXPENSES    RETIREMENT(1)    TRUSTEES(2)
---------------              ------------   ----------   -------------   ------------
John V. Boyer                   $ 7,893         N/A           N/A          $206,000
Patricia W. Chadwick(3)         $   226         N/A           N/A          $  7,000
J. Michael Earley               $ 6,909         N/A           N/A          $183,000
R. Barbara Gitenstein           $ 6,376         N/A           N/A          $170,000
Patrick W. Kenny(4)             $ 6,128         N/A           N/A          $158,000
Shaun P. Mathews(5)             $     0         N/A           N/A          $      0
Walter H. May                   $ 7,145         N/A           N/A          $187,000
Thomas J. McInerney(5)(6)       $     0         N/A           N/A          $      0

                                            PENSION OR                       TOTAL
                                            RETIREMENT                   COMPENSATION
                                             BENEFITS      ESTIMATED      FROM TRUST
                                            ACCRUED AS       ANNUAL        AND FUND
                               AGGREGATE      PART OF       BENEFITS        COMPLEX
                             COMPENSATION      TRUST          UPON          PAID TO
NAME OF TRUSTEE               FROM TRUST     EXPENSES    RETIREMENT(1)    TRUSTEES(2)
---------------              ------------   ----------   -------------   ------------
Jock Patton                     $ 9,651         N/A           N/A          $254,000
Sheryl K. Pressler(3)           $   322         N/A           N/A          $ 10,000
David W.C. Putnam               $ 4,795         N/A           N/A          $127,000
John G. Turner(5)               $     0         N/A           N/A          $      0
Roger B. Vincent(4)             $ 8,739         N/A           N/A          $224,000
Richard A. Wedemeyer(7)         $ 7,839         N/A         $262,000       $205,000

----------
(1) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service. A Trustee may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made the retirement benefit will be paid in one lump sum. The amount reflected is compensation from all Funds in the Fund Complex.

(2) Trustee compensation includes compensation paid by Funds that are not discussed in this Proxy. As of February 28, 2006, the Fund Complex consisted of 174 registered investment companies or series thereof.

(3)  Commenced services as a Trustee on January 18, 2006.

(4) During fiscal year ended February 28, 2006, Messrs. Kenny and Vincent deferred $15,468 and $19,510, respectively, of their compensation payable by the Fund Complex.

(5) An "interested person" of the Trust, as defined in the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)  Resigned as a Trustee on April 28, 2006.

(7) Pursuant to the retirement policy adopted by the Board, Mr. Wedemeyer will retire as a Trustee on May 25, 2006 and is not being considered for election as a Trustee of the Trust.

ARE THE TRUSTEES REQUIRED TO ATTEND THE ANNUAL MEETING?

     The Trust has no formal policy regarding Trustee attendance at meetings of the Trust's shareholders. No Trustee was in attendance at the prior year's annual meeting.

WHO ARE THE OFFICERS OF THE TRUST?

     The Trust's officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the officers of the Trust. The address for the officers of the Trust is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                          POSITIONS HELD WITH        TERM OF OFFICE AND                    PRINCIPAL OCCUPATION(S)
NAME AND AGE                   THE TRUST          LENGTH OF TIME SERVED(1)                DURING THE LAST FIVE YEARS
------------           -------------------------  ------------------------  -----------------------------------------------------
JAMES M. HENNESSY      President and Chief        February 2001 - Present   President and Chief Executive Officer, ING
                       Executive Officer                                    Investments, LLC(2) (December 2000 - Present).
Age: 57                                                                     Formerly, also served as Chief Operating Officer,
                                                                            ING Investments, LLC(2) (December 2000 - March 2006).

JOSEPH M. O'DONNELL    Executive Vice President   March 2006 - Present      Chief Compliance Officer ("CCO") of the ING Funds
                                                                            (November 2004 - Present) and CCO of ING
Age: 51                Chief Compliance Officer   November 2004 - Present   Investments, LLC(2), ING Life Insurance and Annuity
                                                                            Company and Directed Services, Inc. (March 2006 -
                                                                            Present). Formerly, Vice President, Chief Legal
                                                                            Counsel, Chief Compliance Officer and Secretary of
                                                                            Atlas Securities, Inc., Atlas Advisers, Inc. and
                                                                            Atlas Funds (October 2001 - October 2004); and Chief
                                                                            Operating Officer and General Counsel of Matthews
                                                                            International Capital Management LLC and Vice
                                                                            President and Secretary of Matthews International
                                                                            Funds (August 1999 - May 2001).

                          POSITIONS HELD WITH        TERM OF OFFICE AND                    PRINCIPAL OCCUPATION(S)
NAME AND AGE                   THE TRUST          LENGTH OF TIME SERVED(1)                DURING THE LAST FIVE YEARS
------------           -------------------------  ------------------------  -----------------------------------------------------
ROBERT S. NAKA         Executive Vice President   March 2006 - Present      Executive Vice President and Chief Operating
                       and Chief Operating                                  Officer, ING Funds Services, LLC(3) and ING
Age: 42                Officer                                              Investments, LLC(2) (March 2006 - Present); and
                                                                            Assistant Secretary, ING Funds Services, LLC(3)
                       Assistant Secretary        July 1996 - Present       (October 2001 - Present). Formerly, Senior Vice
                                                                            President (August 1999 - March 2006).

MICHAEL J. ROLAND      Executive Vice President   February 2002 - Present   Executive Vice President, ING Investments, LLC(2)
                                                                            (December 2001 - Present). Formerly, Chief
Age: 47                                                                     Compliance Officer, ING Investments, LLC(2), ING
                                                                            Life Insurance and Annuity Company and Directed
                                                                            Services, Inc. (October 2004 - December 2005); Chief
                                                                            Financial Officer and Treasurer, ING Investments,
                                                                            LLC(2) (December 2001 - March 2005); and Senior Vice
                                                                            President, ING Investments, LLC(2) (June 1998 -
                                                                            December 2001).

STANLEY D. VYNER       Executive Vice President   August 2003 - Present     Executive Vice President, ING Investments, LLC(2)
                                                                            (July 2000 - Present); and Chief Investment Risk
Age: 55                                                                     Officer (January 2003 - Present). Formerly, Chief
                                                                            Investment Officer of the International Portfolios,
                                                                            ING Investments, LLC(2) (August 2000 - January 2004).

                          POSITIONS HELD WITH        TERM OF OFFICE AND                    PRINCIPAL OCCUPATION(S)
NAME AND AGE                   THE TRUST          LENGTH OF TIME SERVED(1)                DURING THE LAST FIVE YEARS
------------           -------------------------  ------------------------  -----------------------------------------------------
TODD MODIC             Senior Vice President,     March 2005 - Present      Senior Vice President, ING Funds Services, LLC(3)
                       Chief/Principal Financial                            (April 2005 - Present). Formerly, Vice President,
Age: 38                Officer and Assistant                                ING Fund Services, LLC(3) (September 2002 - March
                       Secretary                                            2005); and Director of Financial Reporting, ING
                                                                            Investments, LLC(2) (March 2001 - September 2002).

DANIEL NORMAN          Senior Vice President      April 1995 - Present      Senior Vice President (April 1995 - Present) and
                                                                            Senior Investment Manager in the Senior Floating
Age: 48                Treasurer                  June 1997 - Present       Rate Loan Group (November 1999 - Present), ING
                                                                            Investment Management Co.

JEFFREY A. BAKALAR     Senior Vice President      November 1999 - Present   Senior Vice President and Senior Portfolio Manager in
                                                                            the Senior Floating Rate Loan Group, ING Investment
Age: 46                                                                     Management Co. (November 1999 - Present).

ELLIOT A. ROSEN        Senior Vice President      May 2002 - Present        Senior Vice President in the Senior Floating Rate Loan
                                                                            Group, ING Investment Management Co. (February 1999 -
Age: 52                                                                     Present).

WILLIAM H. RIVOIR III  Senior Vice President      February 2001 - Present   Senior Vice President, ING Investment Management Co.
                       and Assistant Secretary                              (January 2004 - Present). Formerly, Counsel, ING USFS
Age: 55                                                                     Law Department (January 2003 - December 2003); and
                                                                            Senior Vice President, ING Investments, LLC(2) (June
                                                                            1998 - December 2002).

                          POSITIONS HELD WITH        TERM OF OFFICE AND                    PRINCIPAL OCCUPATION(S)
NAME AND AGE                   THE TRUST          LENGTH OF TIME SERVED(1)                DURING THE LAST FIVE YEARS
------------           -------------------------  ------------------------  -----------------------------------------------------
CURTIS F. LEE          Senior Vice President      February 2001 - Present   Senior Vice President and Chief Credit Officer in the
                       and Chief Credit Officer                             Senior Floating Rate Loan Group, ING Investment
Age: 51                                                                     Management Co. (January 2001 - Present).

KIMBERLY A. ANDERSON   Senior Vice President      November 2003 - Present   Senior Vice President and Assistant Secretary
                                                                            (October 2003 - Present), ING Investments, LLC(2).
Age: 41                                                                     Formerly, Vice President, ING Investments, LLC(2)
                                                                            (January 2001 - October 2003).

ROBYN L. ICHILOV       Vice President             November 1997 - Present   Vice President and Treasurer, ING Funds Services,
                                                                            LLC(3) (October 2001 - Present) and ING Investments,
Age: 38                                                                     LLC(2) (August 1997 - Present).

LAUREN D. BENSINGER    Vice President             August 2003 - Present     Vice President and Chief Compliance Officer, ING
                                                                            Funds Distributor, LLC(4) (July 1995 - Present); and
Age: 52                                                                     Vice President (February 1996 - Present) and
                                                                            Director of Compliance (October 2004 - Present), ING
                                                                            Investments, LLC(2). Formerly, Chief Compliance
                                                                            Officer, ING Investments, LLC(2) (October 2001 -
                                                                            October 2004).

                          POSITIONS HELD WITH        TERM OF OFFICE AND                    PRINCIPAL OCCUPATION(S)
NAME AND AGE                   THE TRUST          LENGTH OF TIME SERVED(1)                DURING THE LAST FIVE YEARS
------------           -------------------------  ------------------------  -----------------------------------------------------
MARIA M. ANDERSON      Vice President             September 2004 - Present  Vice President, ING Funds Services, LLC(3)
                                                                            (September 2004 - Present). Formerly, Assistant
Age: 47                                                                     Vice President, ING Funds Services, LLC(3) (October
                                                                            2001 - September 2004); and Manager of Fund
                                                                            Accounting and Fund Compliance, ING Investments,
                                                                            LLC(2) (September 1999 - October 2001).

MARY A. GASTON         Vice President             March 2005 - Present      Vice President, ING Fund Services, LLC(3) (April
                                                                            2005 - Present). Formerly, Assistant Vice
Age: 40                                                                     President, Financial Reporting, ING Funds Services,
                                                                            LLC(3) (April 2004 - April 2005); Manager, Financial
                                                                            Reporting, ING Funds Services, LLC(3) (August 2002 -
                                                                            April 2004); and Controller Z Seven Fund, Inc. and
                                                                            Ziskin Asset Management, Inc. (January 2000 - March
                                                                            2002).

KIMBERLY K. PALMER     Vice President             March 2006 - Present      Vice President, ING Funds Services, LLC(3) (March
                                                                            2006 - Present). Formerly, Assistant Vice
Age: 49                                                                     President, ING Funds Services, LLC(3) (August 2004 -
                                                                            March 2006), Manager, Registration Statements, ING
                                                                            Funds Services, LLC(3) (May 2003 - August 2004);
                                                                            Associate Partner, AMVESCAP PLC (October 2000 - May
                                                                            2003); and Director of Federal Filings and Blue Sky
                                                                            Filings, INVESCO Funds Group, Inc. (March 1994 - May
                                                                            2003).

                          POSITIONS HELD WITH        TERM OF OFFICE AND                    PRINCIPAL OCCUPATION(S)
NAME AND AGE                   THE TRUST          LENGTH OF TIME SERVED(1)                DURING THE LAST FIVE YEARS
------------           -------------------------  ------------------------  -----------------------------------------------------
SUSAN P. KINENS        Assistant Vice President   February 2003 - Present   Assistant Vice President, ING Funds Services, LLC(3)
                                                                            (December 2002 - Present); and has held various
Age: 29                                                                     other positions with ING Funds Services, LLC(3) for
                                                                            the last five years.

HUEY P. FALGOUT, JR.   Secretary                  August 2003 - Present     Chief Counsel, ING Americas, U.S. Legal Services
                                                                            (September 2003 - Present). Formerly, Counsel, ING
Age: 42                                                                     Americas, U.S. Legal Services (November 2002 -
                                                                            November 2003); and Associate General Counsel, AIG
                                                                            American General (January 1999 - November 2002).

THERESA K. KELETY      Assistant Secretary        August 2003 - Present     Counsel, ING Americas, U.S. Legal Services (April
                                                                            2003 - Present). Formerly, Senior Associate with
Age: 43                                                                     Shearman & Sterling (February 2000 - April 2003).

ROBIN R. NESBITT       Assistant Secretary        September 2004 - Present  Counsel, ING Americas, U.S. Legal Services (April
                                                                            2006 - Present). Formerly, Supervisor, Board
Age: 32                                                                     Operations, ING Funds Services, LLC(3) (August 2003
                                                                            - April 2006); Senior Legal Analyst, ING Funds
                                                                            Services, LLC(3) (August 2002 - August 2003); and
                                                                            Associate, PricewaterhouseCoopers (January 2001 -
                                                                            August 2001).

----------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named "ING Pilgrim Investments, LLC." ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named "ING Pilgrim Group, LLC." ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The Trust does not pay its officers for the services they provide to the Trust. Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

WHO ARE THE TRUST'S ADVISERS, DISTRIBUTOR AND ADMINISTRATOR?

     ING Investments, LLC serves as the investment adviser to the Trust, ING Funds Distributor, LLC serves as the Trust's distributor and ING Funds Services, LLC serves as the Trust's administrator. The principal office of the investment adviser, the distributor and the administrator is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Investment Management Co. serves as sub-adviser to the Trust. The principal office of the sub-adviser is 10 State House Square, Hartford, Connecticut 06103. The investment adviser, the sub-adviser, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. and are affiliated with one another.

WHO ARE THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS?

     The accounting firm of KPMG currently serves as the independent auditor for the Trust. The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Trust for the fiscal year ending February 28, 2007.

     The following table shows fees paid to KPMG for professional audit services during the Trust's most recent fiscal years ended February 28, 2006 and February 28, 2005, as well as, fees billed for other services rendered by KPMG to the Trust.

                           2006      2005
                         -------   -------
Audit Fees (1)           $65,000   $63,489
Audit-Related Fees (2)   $24,200   $33,600
Tax Fees (3)             $ 3,200   $20,368
All Other Fees (4)       $ 3,150   $ 3,000

(1) Audit fees consist of fees billed for professional services rendered for the audit of the Trust's year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2) Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Trust's consolidated financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3) Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4) All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

     The aggregate non-audit fees billed by KPMG for services rendered to the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for the fiscal years ended February 28, 2006 and February 28, 2005 were $234,850 and $427,330, respectively.

     All of the services described in the table above were approved by the Audit Committee pursuant to approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Trust by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Trust provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Trust (collectively, "Covered Services"). The Audit Committee has adopted approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

     The Audit Committee of the Board will periodically consider whether KPMG's receipt of non-audit fees from the Trust, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Trust is compatible with maintaining the independence of KPMG.

     KPMG has advised the Trust that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

     The Board has named Todd Modic and Huey P. Falgout, Jr. as proxies of the Trust. If you follow the instructions when you vote, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot but do not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE ANNUAL MEETING?

     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

     The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     Each share of each class of the Trust is entitled to one vote. Shareholders of the Trust at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Trust at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. A majority of the outstanding shares of the Trust on the Record Date entitled to vote for each Proposal, present in person or represented by proxy, must be present to constitute a quorum.

     If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve either or both of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     The Trust expects that, before the Annual Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum. A plurality of the votes duly cast is required for the election of a Trustee (i.e., the nominee receiving the greatest number of votes will be elected). Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, as applied to the Trust, require the Trust's officers, Trustees, Adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Trust's outstanding securities ("Reporting Persons"), to file reports of ownership of the Trust's securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by the U.S. Securities and Exchange Commission (the "SEC") regulations to furnish the Trust with copies of all such filings.

     Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Trust believes that during the fiscal year ended February 28, 2006, its Reporting Persons complied with all applicable filing requirements. As a result of an internal review of the procedures surrounding compliance with Section 16(a) of the 1934 Act and
Section 30(h) of the 1940 Act, certain employees of affiliated entities will be added as Reporting Persons required to file Forms 3, 4 and 5 with respect to the Trust. For this reason, the Trust has been advised that the following persons have filed, or will be filing, Form 3 for the first time subsequent to the required date, and Form 4, as applicable: Lydia Homer, Robert Crispin, J. Scott Fox, Fredric Nelson, and Gregory McGreevey.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES.

     Shareholders may send other communications to the Board of Trustees, a Committee thereof, or an individual Trustee. Such communications should be sent to the Trust's Secretary at the address on the front of this Proxy Statement.

WHAT IS THE DEADLINE FOR SUBMITTING A SHAREHOLDER PROPOSAL FOR THE TRUST'S 2007 ANNUAL MEETING?

     It is anticipated that the next annual meeting of the Trust will be held in June 2007 but the exact date, time and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be in writing and received at the Trust's principal executive offices no later than January 18, 2007, in order for the proposal to be considered for inclusion in the Trust's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Trust's proxy statement or presentation at the meeting.

     In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the company's bylaws. As the Trust's bylaws do not contain such an advance notice provision, for the Trust's 2007 Annual Meeting of shareholders, shareholders must submit to the Trust written notice of a shareholder proposal on or before April 3, 2007.

     PLEASE VOTE BY RETURNING YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                        Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Secretary

                                        May 18, 2006

                      (This page intentionally left blank)

                                   APPENDIX 1

                                     CHARTER
                                     OF THE
                                    ING FUNDS
                                 AUDIT COMMITTEE

     A.   ESTABLISHMENT OF THE COMMITTEE

     The Audit Committees (collectively, the "Committee") of each of the Boards of Directors/Trustees(1) (collectively, the "Board") of the ING Funds (each a "Fund," collectively, the "Funds"(2)) set out on Exhibit A hereto, as such exhibit may be amended from time to time, shall be governed in accordance with this ING Funds Audit Committee Charter (this "Charter").

     B.   PURPOSE

     The purpose of the Committee is to (1) oversee each Fund's accounting and financial reporting processes and its internal controls; (2) oversee the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements; and (3) act as a liaison between the Fund's independent auditors and the full Board.

     The function of the Committee is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds' financial statements. Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews of the Funds' financial statements.

     In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not employees of the Funds and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set

----------
(1) These include: the Boards of Directors or Trustees of each of the Funds listed under Paragraph I on Exhibit A (the "Unified Board"); and the Boards of Directors or Trustees of each of the Funds set listed under Paragraph II on Exhibit A (the "ING Funds (former Aetna) Board").

(2) Reference in this Charter to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Committee at issue. No provision in this Charter is intended to impose any duty upon a particular Fund's Committee with respect to any other Funds.


                                       1-1
auditor independence standards, and the Committee and its members are not providing any expert or special assurance as to the Funds' financial statements or any professional certification as to the independent auditors' work. Absent actual knowledge to the contrary, each member of the Committee will be entitled to rely upon (1) the integrity of those persons and organizations within and outside the Funds from whom the Committee receives information; (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Funds.

     The Committee will have access, as deemed necessary or appropriate by the Committee, to the applicable Funds' trustees or directors, their independent auditors and Fund counsel and the executive and financial management of the Funds. The Committee may also seek to meet with internal audit staff of the Funds' investment adviser, administrator or accounting agent. The Committee may meet with any such persons without the participation of any other representatives of Fund management.

     C.   MEETINGS

     The Committee will meet, in person or by telephone, at least twice each fiscal year of a Fund, and the chair of the Committee or a majority of the members may call telephonic or in-person special meetings of the Committee as circumstances require. In order to foster open communication, the Committee may meet privately in separate executive sessions with management and the independent auditors and as a committee to discuss any matters that the Committee, management or the independent auditors believe should be discussed separately.

     A majority of the Committee's members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote. The Committee will keep minutes of its meetings, which will be available to the Board for its review.

     D.   COMMITTEE MEMBERS; AUDIT COMMITTEE FINANCIAL EXPERT

     1. Members. The members of the Committee are identified on Exhibit B to this Charter, as such Exhibit may be amended from time to time to reflect changes in Committee membership. The Board will review and consider Committee membership annually. No "interested person" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") may be a member of the Committee. The Committee members may appoint a chairperson from its members.

     2. Audit Committee Financial Expert. Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in the Board's discretion, more than one) member of


                                       1-2
the Committee as an audit committee financial expert in accordance with the criteria set out below. The Committee is not required to have an audit committee financial expert.

- To be identified as an audit committee financial expert, the Committee member must have the following attributes: (a) an understanding of generally accepted accounting principles ("GAAP") and financial statements;
     (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds' financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

- A Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following: (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, principal accounting officer of a company, or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) other experience determined by the Board as relevant to the inquiry of whether the Committee member qualifies as an audit committee financial expert.

The attributes and experience required for identification as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange Commission ("SEC") in Form N-CSR. The identification of a Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Committee members in general.

     E.   PRE-APPROVAL OF SERVICES

     1. Pre-Approval of Audit Services. The Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to a Fund by its independent auditors. The Committee will not grant such approval to any auditors that are proposed to


                                       1-3
perform an audit for a Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund or any other entity within the ING investment company complex that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the 1-year period (or such other period acceptable under the SEC rules) preceding the date of initiation of such audit.

     2. Pre-Approval of Non-Audit Services. The Committee must pre-approve any non-audit services to be provided to a Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions(3)) provided that a Fund's auditors will not provide the following non-audit services to a Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.(4)

     3. Pre-approval with respect to Non-Fund Entities. The Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of a Fund (except those within applicable de minimis statutory or regulatory exceptions(5)) to be provided by the Fund's auditors to
(a) the Fund's

----------
(3)  No pre-approval is required as to non-audit services provided to a Fund if:
     (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (B) THESE SERVICES WERE NOT RECOGNIZED BY THE FUND AT THE TIME OF THE ENGAGEMENT TO BE NON-AUDIT SERVICES; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(4) With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

(5) For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund; (B) THESE SERVICES WERE NOT RECOGNIZED BY THE FUND AT THE TIME OF THE


                                       1-4
investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund. (6) The Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed promptly of each service, or use a combination of these approaches.

     4. Delegation. The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Committee at its next scheduled meeting.

     F.   RELATIONSHIP WITH AUDITORS AND MANAGEMENT

     1. Auditor Qualifications. The Committee will, at least annually, review the qualifications of the Funds' independent auditors.

- The Committee will inquire as to whether the auditors are independent. This inquiry will take into consideration whether the auditors provide any consulting or other non-audit services to the Fund, its adviser and other entities in the ING investment company complex and their potential effect on the issue of independence. The Committee will secure from Fund auditors an annual representation of the auditors' independence under applicable standards of independence established from time to time by the SEC and other regulatory and professional authorities.

- The Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Board or the independent members of the Board with respect to the approval of audit and non-audit service fee estimates. As part of its review, the Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Fund and the ING investment company complex and the fees billed for non-audit services to the Fund and other entities in the ING investment company complex.

----------
     ENGAGEMENT TO BE NON-AUDIT SERVICES; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(6) No pre-approval is required by the Committee as to non-audit services provided to:(a) the Fund's sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser;
     (b) another Fund in the ING investment company complex (unless otherwise required to pre-approve services to such other Fund in accordance with this Charter), or (c) other entities within the ING investment company complex that do not provide services to that Fund.


                                       1-5

     2. Rotation of Audit Partners. The Committee will seek assurances that any of the auditors' personnel who serve as lead and concurring audit partners(7) to a Fund are rotated every five years, followed by a five-year "time out" period, and that those who serve as audit partners (other than lead or concurring audit partners) are subject to a seven-year rotation period, with a two-year "time out" period.(8) Audit partners may not serve other Funds in the ING investment company complex during their "time out" periods.

     3. Meetings with Auditors. The Committee will meet with the Funds' independent auditors for the purposes set out below. The Committee may determine to conduct these meetings outside the presence of Fund management.

- Prior to an audit, the Committee will review with auditors the arrangements for and scope of the annual audit and any special audits

- At the conclusion of each audit, the Committee will review the audit with the independent auditors, including the auditors' comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Board and Fund shareholders. The Committee also will discuss with the auditors any matters of concern relating to the Funds' financial statements, including adjustments to such statements recommended by the auditors or other results of the audit.

- The Committee will receive from the auditors, at least annually and prior to filing each Fund's annual report, the auditors' report as to: (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies and practices that have been discussed with Fund management, including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; and (c) written communications between the auditors and Fund management that are

----------
(7) "Audit Partner" means a member of a Fund's audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund's financial statements or who maintains regular contact with the Fund's management and the Committee. The term includes lead and concurring partners and partners who provide more than 10 hours of audit, review or attest services in connection with the Fund's financial statements.

(8) The rotational periods will be phased in as follows: (1) lead partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2003 counts; (2) concurring partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2004 counts; (3) all other partners will receive a "fresh start" for audits for years beginning after May 6, 2003, so that fiscal years ending in 2004 constitute the first year of a seven-year rotation period. For investment companies, the SEC accepts an extended "year," to encompass the fiscal year ends of all funds in a fund complex.


                                      1-6
     material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the ING investment company complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (e) any other matters of concern relating to a Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If these communications are not made within 90 days prior to the Funds' annual filing, the Committee will receive from the independent auditors any reported updates to the information within 90 days prior to the Funds' annual filing. The Committee may discuss these matters with management.

- The Committee from time to time will discuss with auditors the adequacy and effectiveness of internal controls and procedures for each Fund and the quality of staff implementing those controls and procedures. The Committee will consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's compliance with these policies and controls and will make recommendations to the Board with respect to any further actions necessary or desirable in response to such auditor comments.

- The Committee will meet with Fund auditors for such other purposes as the Committee may deem necessary or appropriate.

     4. Discussions with Management. The Committee may, as deemed necessary or appropriate by the Committee, discuss with management the following: (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures;
(5) if the Fund's investment adviser has internal audit staff, the staff's objectives and resources; and (6) such other matters as the Committee deems appropriate.

     5. Changes in Accounting Principles or Practices. The Committee will consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors. The Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management's and the independent auditors' concurrence with the change and management's or the auditors' underlying rationale for the change. The Committee will discuss with management and the independent auditors the significance and


                                       1-7
potential effect of any changes in accounting policies proposed by the independent auditors or by management.

     6. Illegal Acts and Other Matters. As necessary the Committee will review with the independent auditors and management any "illegal act," as defined in
Section 10A of the 1934 Act and required by that statute to be reported to the Committee and any other significant issues reported to the Committee that could have a material effect on a Fund's financial statements. The Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors. The Committee also may review with management and the independent auditors any compliance matter and any comments or criticisms that the staff of the SEC brought to the attention of the Committee or management, and may develop a recommendation to management.(9) The Committee will report all such matters to the full Board no later than the next regular meeting of the Board. The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

     7. Receive Certifying Officers' Reports. The Committee will receive, in accordance with regulations adopted by the SEC, reports from each Fund's principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls.

     G.   OTHER

     1. Review Charter. The Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.

----------
(9) The Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.


                                       1-8

     2. Counsel Reports. If the Board has not established a qualified legal compliance committee, the Committee will receive and investigate reports of counsel required to be submitted to it by the rules of the SEC that establish standards of professional conduct for attorneys practicing before the SEC.

     3. Amendments. If the Audit Committee is composed of all of the members of the Board who are not "interested persons" of the Funds as defined in
Section 2(a)(19) of the 1940 Act, the Committee may amend this Charter by vote of a majority of Committee members. If the Audit Committee is composed of fewer than all of the members of the Board who are not "interested persons," the Committee will recommend any amendment to the full Board, and the Board may amend this Charter by a vote of a majority of its members who are not "interested persons."

     4. Board Communications. At least annually, the Committee will report to the Board a summary of its activities, conclusions and recommendations, unless the Committee is comprised of all of the independent directors/trustees of the Board.

     5. Records. A copy of this Charter will be maintained by the Funds in an easily accessible place.


                                       1-9

                                    ADDENDUM

                                     TO THE
                             AUDIT COMMITTEE CHARTER
                                 WITH RESPECT TO
                                CLOSED-END FUNDS

     As an issuer listed on the New York Stock Exchange ("NYSE"), Closed-End Funds (the "Fund") must comply with the rules and regulations of the NYSE, which include, among other things, standards for audit committees of listed issuers. Therefore, the Board of Trustees of the Fund (the "Board") has adopted this Addendum ("Addendum") to the ING Funds Audit Committee Charter (the "Charter"). This Addendum sets forth additional requirements for the Audit Committee (the "Committee") of the Fund. The terms and provisions of the Charter remain applicable to the Fund, as modified or supplemented by this Addendum.

A.   PURPOSE OF THE COMMITTEE

     In addition to the purpose of the Committee set out in paragraph B of the Charter, the Committee will serve the following purposes: (1) to assist Board oversight of (a) the integrity of the Fund's financial statements; (b) the Fund's compliance with legal and regulatory requirements; (c) the independent auditors' qualifications and independence; and (d) the performance of any internal audit staff and the independent auditors; and (2) to prepare the report that SEC rules require be included in the Fund's annual proxy statement.

     The Committee will have the authority to engage, on the Fund's behalf, outside independent counsel and other advisers as it deems necessary to carry out its duties. The Committee will determine the appropriate levels of funding for payment of (a) compensation of the independent auditors; (b) compensation of any advisors employed by the Committee under the Charter; and (c) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under the Charter.

B.   INDEPENDENCE OF COMMITTEE MEMBERS

     1. Independence. The Committee will have at least three members. Each such member shall not be an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") and shall satisfy applicable independence standards established by the NYSE, except for any such independence standards which the NYSE has indicated need not apply with respect to closed-end investment companies that are registered under the 1940 Act.


                                      1-10

     2. Compensation. The only compensation a Committee member may receive from the Fund is directors' or trustees' fees, provided that a Committee member who is a former employee of the Fund or its investment adviser may receive deferred compensation if the deferred compensation is not contingent on continued service.

C.   RELATIONSHIP WITH INDEPENDENT AUDITORS

     1. Selection and Termination of Independent Auditors. The Committee will be responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each independent auditor will report directly to the Committee. The Committee has the ultimate authority and responsibility to appoint and, when appropriate, replace the independent auditors, and, if applicable, to nominate the independent auditors to be proposed for shareholder ratification in any proxy statement. The Committee will set clear hiring policies for employees or former employees of the independent auditors. The Committee will also be responsible for determining auditor compensation. The Committee will recommend the selection of the independent auditors for ratification by the vote of a majority of all of the Fund's independent trustees in accordance with Section 32(a) of the 1940 Act.

     2. Significant Non-audit Relationships. The Committee will have sole authority to approve any significant non-audit relationships with the Fund's independent auditors.

     3. Rotation of Auditors. In addition to assuring that the lead, concurring and other audit partners are rotated in accordance with paragraph F(2) of the Charter and as required by law, the Committee will consider whether there should be a regular rotation of the Fund's independent auditing firm.

     4. Annual Auditors' Report. At least annually, the Committee will obtain and review a report by the independent auditors describing: (a) the auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits of any issuer carried out by the auditors, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Funds, for purposes of assessing the auditors' independence. The Committee also will consider any reports or communications (and management's responses to such reports or communications) submitted by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.


                                      1-11

D.   DISCUSSIONS WITH AUDITORS AND MANAGEMENT

     1. Annual Financial Statements. The Committee will discuss the annual audited financial statements with management and the independent auditors, including the Funds' disclosures under "Management's Discussion of Fund Performance."

     2. Press Releases and Other Information. The Committee will discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     3. Risk Management. The Committee will discuss with management and the independent auditors policies with respect to risk assessment and risk management. The Committee will report any material risks of a type not previously approved by the Board identified during such discussions to the Board.

     4. Ongoing Dialogue. The Committee periodically will meet with management, with any internal audit staff of the Fund and with the independent auditors. The Committee will review with the independent auditor any audit problems or difficulties and management's response.

E.   OTHER

     1. Establishment of Procedures. The Committee will establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund of concerns regarding questionable accounting, internal control or auditing matters.

     2. Self-Evaluation. The Committee, on an annual basis, must evaluate its performance with respect to its duties and responsibilities.

     3. Written Affirmation. The Board shall establish procedures for the Fund's providing a "Written Affirmation" to the NYSE at the time of any changes in the composition of the Committee, and on an annual basis within one month of the Fund's annual shareholder meeting regarding: (a) any determination that the Board has made regarding the independence of directors/trustees in accordance with Rule 303.01(B)(3) of the NYSE Listed Company Manual; (b) the financial literacy of Committee members; (c) the determination that at least one Committee member has accounting or related financial management expertise; and (d) the annual review and reassessment of the adequacy of the Charter and this Addendum.

     4. Reporting. The Committee will approve the content of any report the substance of which is required by the rules of the SEC to be included in the proxy statement for the Fund.

     5. Board Communications. The Committee will periodically report to the Board.


                                      1-12

                                   EXHIBIT A

I.   FUNDS UNDER THE DIRECTION OF THE UNIFIED BOARD:

                              ING INVESTORS TRUST
                                ING EQUITY TRUST
                                ING FUNDS TRUST
            ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
               ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                              ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                          ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

II.  FUNDS UNDER THE DIRECTION OF THE ING FUNDS (FORMER AETNA) BOARD:

                        ING VP BALANCED PORTFOLIO, INC.
                   ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                 ING GET FUNDS
                       ING VP INTERMEDIATE BOND PORTFOLIO
                         ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                         ING VARIABLE PORTFOLIOS, INC.
                             ING SERIES FUND, INC.


                                      1-13

                                    EXHIBIT B

                        LIST OF AUDIT COMMITTEE MEMBERS

UNIFIED BOARD:

J. Michael Earley         Independent Director and Chairman
Patrick W. Kenny          Independent Director
Roger B. Vincent          Independent Director
David W.C. Putnam         Independent Director
Sheryl K. Pressler        Independent Director

ING FUNDS (FORMER AETNA) BOARD:

Corine T. Norgaard        Independent Director and Chairman
Joseph E. Obermeyer       Independent Director and Vice Chairman
Maria T. Fighetti         Independent Director
Albert E. DePrince, Jr.   Independent Director
Sidney Koch               Independent Director
Edward T. O'Dell          Independent Director


                                      1-14

                                   APPENDIX 2

                                    ING FUNDS
                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.   PURPOSE:

     The Nominating and Governance Committee (the "Committee") is a committee of the ING Funds Board of Directors and Trustees (the "Board"). The Board hereby delegates to the Committee the duty: (1) to identify and recommend for nomination candidates to serve as Board members who are not "interested persons" of the Funds ("Independent Board Members") as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"); (2) to evaluate and make recommendations to the full Board regarding potential Board candidates who are "interested persons" of the Fund ("Interested Persons") as that term is defined by the 1940 Act; (3) to review periodically the workload and capabilities of Independent Board Members and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board are warranted; (4) to monitor regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities, the creation of additional committees or changes to other Trustee policies and procedures in light of rule changes and reports concerning "best practices" in corporate governance; (5) in consultation with the Chair of the Board, to review periodically the compensation of the Independent Board Members and to recommend any changes for the consideration by the Independent Board Members; (6) to oversee the Board's annual self-evaluation process; and (7) to perform such other duties as may from time to time be assigned by the Board or by the Board Chair.

II.  COMMITTEE COMPOSITION:

     The Committee shall be comprised of four or more Board members as determined from time to time by the Board. Each member of the Committee shall be an Independent Board Member. The Board shall elect Committee members at least annually. Any member of the Board may nominate candidates for such positions. The Committee shall select one of its members to be the Chairperson at least annually. Committee members and the Chairperson can serve as many consecutive terms as the Board and the Committee, respectively, deem appropriate.

III. MEETINGS:

     The Committee shall meet at least twice a year. Meetings may be in person or by telephone, and may be called by the Chairperson or a majority of Committee members with reasonable advance notice. The Committee shall maintain minutes of its meetings. A quorum shall consist of a majority of Committee members.


                                      2-1

IV.  COMMITTEE OPERATIONS:

     The functions of the Committee shall be to identify appropriate people to serve as Independent Board Members and to oversee the governance practices of the Board of Trustees. As necessary or appropriate, the Committee shall recommend to the Board one or more candidates for Board membership, based on its research of the people suggested to it or identified by it as potential candidates. Potential candidate names may be accepted from Board members, Fund shareholders, legal counsel to the Independent Board Members or such other sources as the Committee deems appropriate. If the Committee becomes aware of more than one potential candidate, it shall attempt to rank such candidates in terms of overall suitability for Board membership. The Chairperson shall maintain records of any research performed by or on behalf of the Committee to determine and evaluate candidate qualifications and relative rankings. Such information shall be provided to the Board upon its request.

     The Committee has the primary responsibility for recommending action to the full Board if it identifies concerns that relate to the Board's size, composition, committee structure, the number of Funds under its jurisdiction or overall governance processes. Such concerns could arise from annual or other reviews and evaluations by the Independent Board Members of the Board's performance, efficiency and effectiveness. Action by the Committee in this context normally will be commenced with the concurrence of, and shall be reported to, the other Independent Board Members.

     In the event of a proposed acquisition of a fund group by ING Funds (or a consolidation of a fund group with the ING Funds), the Committee will investigate the proposal and determine whether to recommend to the ING Funds' Board that any of such fund group's board members be added to the ING Funds' Board. The Committee shall investigate the backgrounds of such fund group's board members and rank them in terms of suitability and compatibility for the Board's consideration. The Committee would have primary responsibility for recommendations regarding changes in general governance processes or structures, for consideration by the full Board.

     The Committee will recommend Board nominees in connection with annual or special shareholder meetings of the Funds at which persons are to be proposed for election to the Board. Other than actions described above with regard to a fund acquisition, such recommendations are expected to take place primarily in the context of any Fund that, due to its listing on a national exchange, is required to have annual shareholders meetings at which Board members are elected. Absent circumstances warranting different action, the Board expects that such nominations shall be made in a manner designed to maintain common Board membership with the other Funds.


                                      2-2

     Prior to conveying any recommendations contemplated by this Charter to the full Board of the ING Funds, the Committee shall consult with the other Independent Board Members regarding such recommendations and articulate the basis for its proposed recommendations.

V.   CRITERIA FOR SELECTING NOMINEES:

     The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund's shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, "Preliminary Information").

     A successful candidate must qualify as an Independent Board Member under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board's overall effectiveness. Thus, depending on the Committee's perception of Board needs at any given time, the Committee can rate certain qualities higher than others when considering potential candidates for a particular Board vacancy or new position. For example, the Committee might determine to assign special weight to the presence of particular skills, such as financial, accounting, investment management or legal experience, or to particular characteristics necessary to maintain an appropriately diverse Board membership.

     In order to facilitate the nominating process, the Committee shall produce and, as appropriate, update a "Proposed Nominee Criteria List and Rating Scale" (the "Criteria List") to be completed with respect to every person who wishes to be considered for nomination as a Board member. The Criteria List shall include a listing of those qualities that the Committee believes are essential or desirable for any nominee for a particular Board vacancy. The results of ratings derived from the Criteria List shall not be determinative of which person shall be nominated by the Committee because individual Committee members (or the Committee as a whole) can decide to assign different weightings to different qualities and attributes set forth in the Criteria List.


                                      2-3

VI.  SUBMISSIONS BY SHAREHOLDERS OF POTENTIAL NOMINEES:

     The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in Section V above.

     Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

     (1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board's performance of its duties;

     (2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Funds;

     (3) submit character references and agree to appropriate background checks;

     (4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

     (5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate's qualifications; and

     (6) if nominated and elected, be able to prepare for and attend in person at least ten full days of Board and committee meetings annually at various locations in the United States.

VII. EVALUATION OF CANDIDATES FOR NOMINATION AS INTERESTED BOARD MEMBERS:

     The Committee shall evaluate those Interested Persons who are proposed by management of the Funds to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.


                                      2-4

VIII. OUTSIDE SERVICE PROVIDERS:

     The Committee is authorized to retain the services of outside service providers (such as executive search firms, consultants or legal counsel) to assist it in performing the foregoing duties, and the reasonable costs of such service providers shall be borne by the Funds.

Dated: February 2005


                                      2-5

                      ING PRIME RATE TRUST - COMMON SHARES

           ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 14, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the "Annual Meeting") of the ING Prime Rate Trust (the "Trust") to be held at: 7337
E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 14, 2006, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

TO VOTE:

1)   Read the Proxy Statement

2)   Check the appropriate boxes on the Proxy Ballot

3)   Sign and date the Proxy Ballot

4)   Return the Proxy Ballot in the envelope provided

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

            VOTE ON TRUSTEES               FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
            ----------------               -------   ------------   --------------
1.   To elect ten members of the Board
     of Trustees to represent the
     interests of the holders of Common
     Shares of the Trust until the
     election and qualification of their
     successors.

     (1) John V. Boyer, (2) Patricia W.
     Chadwick, (3) J. Michael Earley,
     (4) R. Barbara Gitenstein, (5)
     Patrick W. Kenny, (6) Shaun P.
     Mathews, (7) Walter H. May, (8)
     Sheryl K. Pressler, (9) David W.C.
     Putnam, and (10) John G. Turner.        [ ]          [ ]             [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

_____________________________

2.   Not Applicable

     The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

     This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.


-------------------------------------   ----------------------------------------
Signature                     Date      Signature (Joint Owners)         Date

         ING PRIME RATE TRUST - AUCTION RATE CUMULATIVE PREFERRED SHARES
                            SERIES M, T, W, TH AND F

           ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 14, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the "Annual Meeting") of the ING Prime Rate Trust (the "Trust") to be held at: 7337
E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 14, 2006, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponements(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

TO VOTE:

1)   Read the Proxy Statement

2)   Check the appropriate boxes on the Proxy Ballot

3)   Sign and date the Proxy Ballot

4)   Return the Proxy Ballot in the envelope provided

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

            VOTE ON TRUSTEES               FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT
            ----------------               -------   ------------   --------------
1.   Not Applicable

2.   To elect two members of the Board
     of Trustees to represent the
     interests of the holders of Auction
     Rate Cumulative Preferred Shares -
     Series M, T, W, TH and F of the
     Trust - until the election and
     qualification of their successors.

     (1) Jock Patton, and (2) Roger B.
     Vincent                                 [ ]          [ ]             [ ]

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

_____________________________________

     The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

     This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.



-------------------------------------   ----------------------------------------
Signature                     Date      Signature (Joint Owners)         Date